UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 15, 2003

HYPERTENSION DIAGNOSTICS, INC

(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2915 Waters Road, Suite 108 Eagan, Minnesota		55121

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 651-687-9999

SIGNATURE
EX-99.1 Press Release Issued May 15, 2003

Items 1-6, 8, 10, and 11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit

99.1	Press release issued May 15, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Item 12, Disclosure of Results of Operations and Financial Condition).

     Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Hypertension Diagnostics, Inc. hereby furnishes a press release, issued on May 15, 2003, disclosing material non-public information regarding its results of operations for the quarter ended March 31, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC.

	By	/s/ James S. Murphy Its Senior Vice President, Finance and Administration and Chief Financial Officer

Dated: May 16, 2003